                                 EXHIBIT 99.1

                                   VALESC INC.
                          (A Development Stage Company)

                        INDEPENDENT AUDITOR'S REPORT and
                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2000

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of:
VALESC INC.
(A Development Stage Company)
32 Lafayette  Road West
Princeton, NJ 08540


We have audited the accompanying statement of financial position of VALESC INC. (a development stage company) as of October 24, 2000 (inception) through December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of VALESC INC. (a development stage company) as of December 31, 2000, and the results of its operations and its cash flows for the period from October 24, 2000 (inception) through December 31, 2000 in conformity with generally accepted accounting principles.

                                    /s/ Stan J.H. Lee, CPA
                                    ----------------------
                                    Stan J.H. Lee & Co. CPAs



                                    March 14, 2001
                                    Fort Lee, NJ

                                   VALESC INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                             AS AT DECEMBER 31, 2000


ASSETS :

CURRENT ASSETS

     Cash in a bank                                       $ 19,667

Other current assets                                         5,000
                                                          --------
                                                            24,667

Property and equipment, net of accumulated depreciation        400
Organization expenses - net of accumulated amortization        967
                                                          --------
                                                             1,367

TOTAL ASSETS                                              $ 26,034
                                                          ========

LIABILITIES AND SHAREHOLDERS' EQUITY :

CURRENT LIABILITIES                                       $      0

     TOTAL LIABILITIES                                    $      0
                                                          ---------
SHAREHOLDERS' EQUITY

     Common stock, no par value;
     10,000,000 shares authorized;
     4,360,000 shares issued and
     outstanding                                            92,500

     Accumulated deficit during
     development stage                                     (66,466)
                                                          --------
     TOTAL SHAREHOLDERS' EQUITY                             26,034
                                                          --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                $ 26,034
                                                          ========

          The accompanying notes are an integral part of financial statements.

                                   VALESC INC.
                          (A DEVELOPMENT STAGE COMPANY)

                             STATEMENT OF OPERATIONS
                October 24, 2000 (inception) to December 31, 2000

INCOME                                                                                   $      0

Operating Expenses

     Information technology                                                              $  4,457
     Office expense                                                                         2,463
     Communication                                                                          2,512
     Travel, lodging and meal                                                               2,025
     Directors' fee                                                                         3,000
     Professional fees                                                                     48,659
     Rent                                                                                   3,250
     Depreciation and amortization                                                             44
     Miscellaneous                                                                             56        66,466
                                                                                          -------    -----------
Total Operating Expense                                                                                 (66,466)
                                                                                                     -----------
PROVISION FOR INCOME TAXES                                                                                    0
                                                                                                     -----------
NET LOSS                                                                                                (66,466)
                                                                                                     -----------
     RETAINED EARNINGS, at beginning                                                                          0
                                                                                                     -----------
DEFICIT , at end                                                                                    $  ( 66,466)
                                                                                                     ===========

NET LOSS PER COMMON SHARE                                                                           $     (.002)
                                                                                                     ===========
WEIGHTED  AVERAGE NUMBER OF COMMON
     SHARES OUTSTANDING                                                                                3,754,444
                                                                                                     ===========


          The accompanying notes are an integral part of financial statements.

                                   VALESC INC.
                          (A DEVELOPMENT STAGE COMPANY)

                        STATEMENT OF SHAREHOLDERS' EQUITY
                OCTOBER 24, 2000 (INCEPTION) TO DECEMBER 31, 2000



                                                              Additional
                                     Numbers of               paid-in                     Total
                                   Stockholders                                          Common
                                      Shares       Amount     Capital       (Deficit)     Stock
                                      Equity       -------    ---------     ---------    -------
                                   -------------
October 24, 2000                       $ -0-       $  -0-      $    -0-       $ -0-       $  -0-

Common shares issued on
December 20, 2000 for cash
Investments (no par value)           185,000       $92,500                      -0-        92,500

Common shares issued on
December 20, 2000 for
Director duties ( no  par value      175,000          -0-                       -0-          -0-

Common shares  issued on
December 20, 2000 for
Professional services rendered
( no  par value)                   4,000,000          -0-                       -0-          -0-

Net loss                                                                     (66,466)     (66,466)
                                  ----------       -------   ------------   --------      -------
Balance, December 31, 2000         4,360,000       $92,500        -0-       $(66,466)     $26,034
                                  ==========       =======   ============   ========      ======

          The accompanying notes are an integral part of financial statements.

                                   VALESC INC.
                          (A DEVELOPMENT STAGE COMPANY)

                             STATEMENT OF CASH FLOWS
                OCTOBER 24, 2000 (INCEPTION) TO DECEMBER 31, 2000

CASH FLOWS FROM OPERATING ACTIVITIES

Net loss                                                              $(66,466)

Adjustment to reconcile net loss to net cash provided by operation
   Depreciation and amortization                                            44

Increase in other current assets                                        (5,000)
                                                                      ---------
NET CASH USED IN OPERATING EXPENSES                                    (71,422)
                                                                      ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Expenditure for property and equipment                                    (411)
Expenditure for organization expense                                    (1,000)
                                                                      ---------
                                                                        (1,411)
                                                                      ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of common share                                                92,500
                                                                      ---------
CASH FLOWS FROM FINANCING ACTIVITIES                                    92,500
                                                                      ---------
NET INCREASE (DECREASE)                                                (19,677)
                                                                      ---------
CASH, BEGINNING OF PERIOD                                                  -0-
                                                                      ---------
CASH, END OF PERIOD                                                   $(19,677)
                                                                      =========

    The accompanying notes are an integral part of financial statements.

                                   VALESC INC.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2000

NOTE 1  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.       ORGANIZATION AND BUSINESS OPERATIONS

VALESC INC. (the "Company") was incorporated in the State of New Jersey on October 24, 2000.

The Company is a first mover in the consolidation of medical sales organizations. The Company's immediate goal is to create acquisition a profitable national infrastructure of proven sales professionals primarily within the nondurable medical products segment of the healthcare industry.

Currently all operation are run from the head office facility in Princeton, NJ.

B.       GOING CONCERNS

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. However, the Company was only recently formed, has incurred losses since its inception and has not yet been successful in establishing profitable operations. These factors raise substantial doubt about the ability of the Company to continue as a going concern. In this regard, management is proposing to raise any necessary additional funds not provided by operations through additional sales of its common stock.

There is no assurance that the Company will be successful in raising this additional capital or achieving profitable operations. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

C.       DEVELOPMENT STAGE ENTERPRISE

The Company has not yet emerged from its development phase as of the financial statement date but the management believes the active operation of business will start during the 2nd quarter of 2001.

The Company's ability to commence operations is contingent upon its ability to identify a prospective target business and raise the capital it will require through the issuance of equity securities, debt securities, bank borrowings or a combination thereof.

                                   VALESC INC.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

D.       USE OF ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 E.      CASH AND CASH EQUIVALENTS

For purposes of reporting the statement of cash flows, cash and cash equivalents include highly liquid investments with maturity of three months or less at the time of purchase.

F.       INCOME TAXES

The Company accounts for income taxes under the Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," ("SFAS 109"). Under SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. There were no current or deferred income tax expense or benefits due to the fact that the Company did not have any material operations for the period from October 24, 2000 (inception) through December 31, 2000.

G.       FISCAL YEAR

The Company's fiscal year ends December 31.

H.       REVENUE AND EXPENSE RECOGNITION

The Company prepares its financial statements on the accrual accounting basis. Consequently, certain revenue and related assets are recognized when earned rather than when received, and certain expenses are recognized when the obligation is incurred or the asset consumed, rather than when paid.

                                   VALESC INC.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

I.       PROPERTY AND EQUIPMENT

Property and equipment are carried at cost. Depreciation of property and equipment is provided using the straight-line method for financial reporting purposes at rates based on the following estimated useful lives;

Furniture, fixture and equipment                     3-10 years

For federal income tax purposes, depreciation is computed using the modified accelerated cost recovery system. Expenditures for major renewals and betterment that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

J.       FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107 requires disclosures concerning fair value for all financial statements whether or not recognized, for financial statement purposes. Disclosure about fair value of financial instruments is based on pertinent information available to management at December 31, 2000. Considerable judgment is necessary to interpret market data and develop estimated fair values. Accordingly, the estimates presented are not necessarily indicative of the amount which could be realized on disposition of the financial instruments. The use of different market assumptions and/or estimation methods may have a material effect on the estimated fair value amounts. Management believes that the fair value of cash and cash equivalent approximates carrying value based on the high liquidity of the instruments. Management estimates that fair value of notes receivable approximates carrying value based on the borrowers effective borrowing rate for issuance of notes receivable with similar terms and remaining maturities: notes payable approximates carrying value based on VALESC INC.'s effective borrowing rate for issuance of debts with similar terms and remaining maturities.

K.       NET OPERATING LOSS CARRY-FORWARD

Income taxes are provided for the tax effects of transactions reported in the financial statements and consists of taxes currently due plus deferred taxes for operating losses that are available to offset future taxable income.

                                   VALESC INC.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

NOTE 2.  STOCKHOLDERS' EQUITY

A.       COMMON STOCK

The Company is authorized to issue 10,000,000 shares of common stock at no par value. As of December 31, 2001, there's 4,360,000 common shares are issued and outstanding.

On December 20, 2000, the Company issued 185,000 shares to various shareholders in return for cash Investment of $ 92,500, 175,000 shares to an related party for his director duties and 4,000,000 shares to Atlas Holdings, Inc. for professional services rendered.

B.       WARRANT AND OPTIONS

There are no warrants or options outstanding to issue any additional shares of common stock.

NOTE 3.  LOSS PER SHARE

Earnings (Loss) per share are calculated using the weighted-average number of common shares outstanding and common shares equivalents.

NOTE 4. NET OPERATING LOSS CARRY-FORWARD

The Company has accumulated net operating loss in the amount of $66,466 as of December 31, 2000 which can be used to offset taxable income and such carry forward tax benefits expire on year 2016.

NOTE 5. TRANSACTIONS WITH RELATED PARTIES

On December 20, 2000, the Company issued 175,000 common shares to a board member for Director duties until the next election of the board members.

Company officers are not compensated at this time through the end of year 2000.

Their automobile expenses are reimbursed at actual amount.

                                   VALESC INC.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

NOTE 6 .COMMITMENT AND CONTINGENCIES

There are no long-term lease commitments as the Company is paying rent for the office space on a month-to-month basis.

NOTE 7. SUBSEQUENT EVENT

On March 2, 2001, the Company entered into a merger agreement with NetCentral Capital Fund, Inc. as the Board of Directors of the Company believe that it is in the best interest of the Company and the Shareholders to combine to form a single entity through the merger. The surviving entity will continue to use VALESC INC. as corporate legal name.

Pursuant to the merger, each outstanding shares of the Common Stocks of VALESC INC. shall be converted into the right to receive two shares of NetCentral Capital Fund, Inc.

The majority of shareholders of VALESC INC. will have to approve such merger transaction.